UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2019
GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

999 18th Street, Suite 1350S Denver, Colorado 80202 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

▪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

▪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

▪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GLOW	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ß 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß 240.12b-2 of this chapter). Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

US 167099915v2

Explanatory Note
As previously disclosed, on October 1, 2019 (the "Closing Date"), Glowpoint, Inc., a Delaware corporation (the "Company' or "Glowpoint"), closed its previously announced acquisition of Oblong Industries, Inc., a Delaware corporation ("Oblong" and, such transaction, the "Acquisition"). The Acquisition was consummated through the merger of Glowpoint Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Glowpoint (the "Merger Sub"), with and into Oblong on the Closing Date, with Oblong continuing as the surviving corporation and as a wholly-owned subsidiary of Glowpoint, all as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2019 (the "Original 8-K").
This Amendment No. 1 to the Original 8-K is being filed solely to include the financial statements and other information required by Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original 8-K in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K. Except for the foregoing, this Amendment No. 1 to the Original 8-K does not modify or update any other disclosure contained in the Original 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of Oblong as of December 31, 2018 and for the years then ended, and the notes related thereto, is attached hereto as Exhibit 99.2, and is incorporated herein by reference. The audited financial statements of Oblong as of December 31, 2017 and 2016 and for the years then ended, and the notes related thereto, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.
The unaudited financial statements of Oblong as of September 30, 2019 and for the nine month periods ended September 30, 2019 and 2018, and the notes related thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of the Company and Oblong as of September 30, 2019 and for the nine month period then ended, and for the year ended December 31, 2018, and the notes related thereto, are attached hereto as Exhibit 99.5 and are incorporated herein by reference.
(c) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, Independent Auditors.
23.2	Consent of Holthouse, Carlin & Van Trigt LLP, Independent Auditors.
99.2	Audited financial statements of Oblong Industries, Inc. as of December 31, 2018 and for the year then ended, and the notes related thereto.
99.3	Audited financial statements of Oblong Industries, Inc. as of December 31, 2017 and 2016 and for the years then ended, and the notes related thereto.
99.4	Unaudited financial statements of Oblong Industries, Inc. as of September 30, 2019, and for the nine month periods ended September 30, 2019 and 2018, and the notes related thereto.
99.5
Unaudited pro forma condensed combined financial statements of Glowpoint, Inc. and Oblong Industries, Inc. as of September 30, 2019 and for the nine month period then ended, and for the year ended December 31, 2018, and the notes related thereto.

US 167099915v2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOWPOINT, INC.

Date: December 17, 2019                        By:    /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

US 167099915v2